Longboard ALTERNATIVE GROWTH Fund

CLASS A SHARES (SYMBOL: LONAX)

CLASS I SHARES (SYMBOL: LONGX)

Supplement dated May 25, 2018

to the Prospectus and Statement of Additional Information

dated October 1, 2017

This Supplement contains new and additional information that supersedes any contrary information contained in the Longboard Alternative Growth Fund (the “Fund”) current Prospectus and Statement of Additional Information (“SAI”), and should be read in conjunction with the Prospectus and SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus and SAI.

At a board meeting held on April 24-25, 2018, the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) approved certain changes to the Fund. Specifically, the Board approved a new investment advisory agreement between Longboard Asset Management, LP, the Fund’s investment adviser (the “Adviser”), and the Fund, subject to shareholder approval, due to a proposed change in control of the Adviser as described below.

Further, a new portfolio manager, Sarah Baldwin, has been added for the Fund.

Proposed Change in Control of the Adviser

At the April 24-25, 2018 Board meeting, the Adviser advised the Board that Eric Crittenden, one of two members of Longboard Asset Management GP, LLC (“LAM GP”), the general partner of the Adviser, desires to transfer his ownership interest in LAM GP to Cole Wilcox, the other LAM GP member (the “Transaction”).

Consummation of the Transaction will constitute a change in control of the Adviser under the Investment Company Act of 1940, as amended (the “1940 Act”) and will result in the assignment and automatic termination of the Fund’s current investment advisory agreement with the Adviser (the “Current Agreement”).

In anticipation of the proposed change in control of the Adviser, and to provide for continuity of management, on April 24-25, 2018, the Board approved, at an in person meeting, a new advisory agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and the Adviser. Shareholders of the Fund will be asked to approve the New Agreement at a special meeting of shareholders to be held on July 25, 2018. Shareholders of record will receive a proxy statement on this matter. If shareholders approve the New Agreement, the Transaction will close immediately after the shareholder meeting. If shareholders do not approve the New Agreement, the Transaction will not close at this time. In this event, the Board of Trustees will consider other alternatives.

The New Agreement is substantially identical to the Current Agreement (with the exception of different effective dates and termination dates). The New Agreement will not result in changes in the day-to-day management of the Fund by the Adviser, its investment objective, fees or services provided. Mr. Crittenden will remain a portfolio manager and Co-Chief Investment Officer for the Fund after the Transaction through September 2018. Beginning October 2018, Mr. Crittenden will no longer serve as a portfolio manager of the Funds but will continue as Co-Chief Investment Officer. There will be no changes to the Funds’ investment strategies or the investment processes used by the Adviser as a result of the Transaction.

A discussion regarding the basis for the Board’s approval of the New Agreement will be available in the Fund’s annual report to shareholders for the next annual or semiannual reporting period ending after the dates of such approval.

Addition of New Portfolio Manager for the Fund

A new portfolio manager, Sarah Baldwin, has been added for the Fund.

Effective immediately, the following disclosure is updated as indicated below:

In the summary section of the Prospectus, under the Summary Section heading “Investment Adviser Portfolio Managers,” the heading and table is deleted and replaced with the following:

Investment Adviser Portfolio Managers. The following serve as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	Manager Since
Cole Wilcox	Chief Executive Officer and Co-Chief Investment Officer	June 2012
Eric Crittenden	Co-Chief Investment Officer	June 2012
Michael Striano	Portfolio Manager	July 2017
Sarah Baldwin	Portfolio Manager	April 2018

The following supplements the disclosure under the “Management of the Fund—Adviser Portfolio Managers” section in the Prospectus and in the “Portfolio Managers” section in the SAI:

Sarah Baldwin. Ms. Baldwin is a Portfolio Manager at Longboard Asset Management, LP. As a product expert, she fields client questions about performance, portfolio construction, and market conditions. Ms. Baldwin also manages the day to day of the trading and research teams, evaluates portfolio risks, and is a member of Longboard’s executive management team. She brings 12 years of industry experience to Longboard’s Investment Operations group.

Before joining Longboard, Ms. Baldwin worked for Graham Capital Management where she worked on a global macro discretionary trading team. Prior to that role, she was a part of the trading desk of Graham’s quantitative trend following strategies. With extensive experience in trading, research, and client services, Ms. Baldwin is ideally suited to contribute to several aspects of Longboard’s investment strategies.

Ms. Baldwin graduated from the University of Connecticut with a bachelor’s degree in Economics and Political Science.

The following replaces the disclosure under the “Portfolio Managers” section in the SAI:

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. As of April 30, 2018 the portfolio managers were responsible for the following types of accounts in addition to the Fund:

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Cole Wilcox	1	$424 million	1	$15 million	0	$0
Eric Crittenden	1	$424 million	1	$15 million	0	$0
Michael Striano	1	$424 million	1	$15 million	0	$0
Sarah Baldwin	1	$424 million	1	$15 million	0	$0

Portfolio Managers’ Ownership of the Fund

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager of the Fund as of April 30, 2018:

Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Cole Wilcox	None
Eric Crittenden	None
Michael Striano	None
Sarah Baldwin	None

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.